Exhibit 99.11
EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS Cautionary Note Regarding Forward-Looking Statements This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: STANDARD OPERATING FACTORS Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients; Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry; Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in orderto comply; Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices; Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D; A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors; Our failure to effectively execute on strategic transactions, orto integrate or achieve anticipated benefits from any acquired businesses; The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace; The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers; Changes in industry pricing benchmarks; Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings; Our failure to execute on, or other issues arising under, certain key client contracts; The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives; TRANSACTION-RELATED FACTORS Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement; The ability to obtain governmental approvals of the transaction with Medco; Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco; Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco; Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares; Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction; The expected amount and timing of cost savings and operating synergies; and Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-0 and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-0 and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the “Merger’), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site at-.vww.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Mackenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 Th is communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Actof1933, as amended. PARTICIPANTS IN THE SOLICITATION Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available. Proceed

THIS IS THE COMBINATION THE NATION NEEDS NOW. “The cost and quality of healthcare is a great concern to all Americans; this is the right deal at the right time for the right reasons. Companies like ours have a responsibility to provide the leadership and resources required to drive out waste in healthcare and provide the best care in the world. The merger with Medco will accelerate our efforts to create greater efficiencies in the healthcare system and better protect American families from the rising costs of prescription medicine while improving health outcomes.”— George Paz, Chairman and CEO, Express Scripts CLIENTS AND CONSUMERS WILL BENEFIT FROM THE COMBINATION OF COMPLEMENTARY CAPABILITIES. This transaction will bring together two of healthcare’s most innovative and accomplished organizations. The transaction will unite the companies’ complementary strengths in market coverage, clinical innovation and the behavioral sciences along with operational and technological excellence to meet the new realities dictated by significant industry trends — realities that have our clients demanding that we accelerate value creation. Express Scripts’ successful track record of mergers and acquisitions is based on a philosophy of combining the best processes and brightest people for the benefit of our clients. WE PROTECT AMERICAN FAMILIES FROM THE RISING COSTS OF PRESCRIPTION MEDICINES. EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS Cautionary Note Regarding Forward-Looking Statements This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: STANDARD OPERATING FACTORS Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients; Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry; Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices; Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D; A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors; Our failure to effectively execute on strategic transactions, orto integrate or achieve anticipated benefits from any acquired businesses; The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace; The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers; Changes in industry pricing benchmarks; Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings; Our failure to execute on, or other issues arising under, certain key client contracts; The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, orto manage succession and retention for our Chief Executive Officer or other key executives; TRANSACTION-RELATED FACTORS Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement; The ability to obtain governmental approvals ofthe transaction with Medco; Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco; Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco; Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares; Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction; The expected amount and timing of cost savings and operating synergies; and Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that a re included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 1Q-K and Form 10-0 and the risk factors included in Medco’s most recent reports on Form 1Q-K and Form 10-0 and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the “Merger”), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.qov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Mackenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Actof1933, as amended. PARTICIPANTS IN THE SOLICITATION Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.

FOR OUR CLIENTS, THIS IS THE RIGHT COMBINATION AT THE RIGHT TIME. As you know, the cost and quality of healthcare is of great concern to all Americans. By combining with Medco, we will be able to accelerate our efforts to promote greater efficiencies in the healthcare system and work with you to better protect American families from the rising costs of prescription medications while improving care. We are excited about this combination because we believe it will deliver great value for you and your members in a number of ways, including: Generating greater cost savings for plan sponsors. Closing gaps in care and achieving greater adherence through our combined behavioral and clinical approaches. Utilizing our collective expertise to better manage the cost and care associated with specialty medications. We do not anticipate any changes to our existing relationship with you. We remain fully aligned with your objectives and committed to providing you and your members with the highest quality service available in the industry. We value your business and thank you for your continued partnership. Client FAQS How will the merger benefit clients? Collectively, we have distinguished ourselves in the areas of clinical, specialty, research, pharmacogenomics, the behavioral sciences, pharmacy technology, account management and overall patient services, and we believe our respective clients and patients will benefit from our complementary capabilities. The merged company will advance healthcare through innovation and an unwavering alignment with clients. Will there be any disruption to client service as a result of this announcement? In the immediate term, nothing will change for our clients. The transaction is expected to close within the next 1 2 months, at which point, we will have a dedicated integration team to ensure a seamless transition for our clients. We are committed to continuing our high-level service to you and your patients. What are your plans for the integration? While it is too early to discuss the specifics of the integration, Express Scripts has a proven track record of successfully integrating organizations, which is based on our philosophy of combining the best processes and the brightest people for the benefit of our clients. This merger will be no different-the process will be undertaken in a thoughtful way to best position the future company.

Will Meclco and Express Scripts both be participating in next year’s selling season if the deal has yet to complete? Both companies will continue to operate independently until the transaction is approved and finalized. Who can I contact if I have further questions about the proposed merger? If you have further questions, please reach out to your contact on our Sales and Account management team. Click here to view fact sheet [pdfl EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS Cautionary Note Regarding Forward-Looking Statements This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: STANDARD OPERATING FACTORS Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients; Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry; Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply; Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices; Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D; A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors; Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses; The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace; The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers; Changes in industry pricing benchmarks; Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings; Our failure to execute on, or other issues arising under, certain key client contracts;

The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives; TRANSACTION-RELATED FACTORS Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement; The ability to obtain governmental approvals of the transaction with Medco; Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco; Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco; Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares; Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction; The expected amount and timing of cost savings and operating synergies; and Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us orourbusiness or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the “Merger’), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site atwww.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Mackenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sal e of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.

EXPRESS SCRIPTS®
Express Scripts and Medco Health Solutions
Sign Definitive Merger Agreement
medco®

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Pharmacies



EXPRESS SCRIPTS AND PHARMACIES: A PARTNERSHIP FOR PROGRESS

Express Scripts is proud of the relationships it has built over the past 25 years with pharmacies of every type. Pharmacies, big and small, are our partners, and we have built business and network relationships that have ensured safe and effective service for our customers. We look forward to fostering those relationships as we continue our efforts to work to improve America's healthcare delivery system.

- **Improving Efficiency:** Express Scripts, Medco and other PBMs have played an important role in helping retail pharmacies gain the benefits of modern technology. Reimbursement from insurers used to involve paper forms, carbon copies and long waits for payment. Today, our payment processing systems give pharmacists more time to spend counseling patients instead of filling out forms.
- **Removing Uncertainty:** For smaller pharmacies in particular, finding out whether a prescription was covered could once take weeks, or even months. When a medication wasn't covered, recouping payment from customers was a difficult process. Our instant adjudication systems remove the uncertainty and risk, a major boon for pharmacies with low operating margins.
- **Enhancing Prescription Adherence:** More than twenty percent of first-time prescriptions in the United States go unfilled, according to a 2010 study from Harvard Medical School. The problem is particularly acute for chronic disease treatments, which are often refillable. Express Scripts' leadership in applying sophisticated behavioral research to drive better health, yields improvements that benefit both patients and the pharmacies that serve them.
- **Assisting in the Practice:** When pharmacists are limited to the information in their own systems and what patients share about their therapies, costly prescription drug errors can occur. Express Scripts' system notifies pharmacists of harmful interactions, contraindications and other clinical criteria that assist them in practicing pharmacy.
- **Promoting 21st Century Pharmacy:** Express Scripts and other PBMs partnered with independent and chain pharmacies to create SureScripts, the nation's largest e-prescribing network. SureScripts connects almost 250,000 prescribers to 91% of the pharmacies in the United States. The use and promotion of e-prescribing saves lives, improves quality and decreases costs for pharmacies.
- **Strengthening the Profession:** Express Scripts employs more than 1,900 pharmacists and pharmacy technicians and has helped hundreds of students complete their pharmacy training. Many of these employees are active in professional societies and associations, working to keep the profession at the front line of improving patient health and strengthening the healthcare system.

Click here to view factsheet [pdf]

EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS

Cautionary Note Regarding Forward-Looking Statements

This materialmay include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may," "would" and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:

STANDARD OPERATING FACTORS

- Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;
- Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;
- Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;
- Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;
- Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;
- A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;
- Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;
- The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;
- The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;
- Changes in industry pricing benchmarks;
- Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;
- Our failure to execute on, or other issues arising under, certain key client contracts;
- The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;

TRANSACTION-RELATED FACTORS

- Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;
- The ability to obtain governmental approvals of the transaction with Medco;
- Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco;
- Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco;
- Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares;
- Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;
- The expected amount and timing of cost savings and operating synergies; and
- Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts' most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco's most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company in connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the "Merger"), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:

Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts' directors and executive officers is available in Express Scripts' definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco's directors and executive officers is available in Medco's definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.

EXPRESS SCRIPTS®

Express Scripts and Medco Health Solutions
Sign Definitive Merger Agreement

medco®

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Consumers



Building on a Legacy of Consumer Advocacy

WE PROTECT AMERICAN FAMILIES FROM THE RISING COSTS OF PRESCRIPTION MEDICINES. THE COMBINATION STRENGTHENS OUR ROLE AS A CONSUMER ADVOCATE.

Alignment of Interests

Since it was founded in 1986, Express Scripts has worked continually to make the use of prescription drugs safer and more affordable for tens of millions of consumers through thousands of employers, government, union and health plans. This will remain a priority for the combined company and we are committed to aligning our interests with those of plan sponsors and you, their members.

Reducing Cost and Enhancing Quality of Healthcare

The cost and quality of healthcare is a great concern to all Americans. For example, by 2014, spending for specialty medicines for diseases such as cancer, multiple sclerosis and hepatitis is estimated to comprise 40% of U.S. drug spend. By combining both Express Scripts and Medco's innovative specialty patient care programs, Express Scripts will be well positioned to meet the challenges in this critical area of healthcare.

Improving Health Outcomes

Patients across the country count on Express Scripts to supply the information and treatment they need to maintain a healthy lifestyle. The pharmaceutical landscape is dynamic and complex and consumer advocacy is required to help them best navigate it.

This merger with Medco will accelerate our efforts to create greater efficiencies in the healthcare system and better protect American families from the rising costs of prescription medicine while improving health outcomes.

Consumer FAQs:

- **How will this combination benefit consumers?**
- Our combined company will accelerate efforts to promote greater efficiencies in the healthcare system and better protect American families from the rising cost of prescription medicine.
- At the same time, it will improve care, expand access and further enhance the overall member experience.

- **Will there be any impact on the continuity of drug availability or drug access?**
- There will be no disruption to the accessibility or availability of drugs.
- We will continue to fulfill the access requirements for our clients and their members.

- **Will there be any impact on drug pricing?**
- Our goal is to make sure that patients have access to the medicines they need at the best possible price. This combination will accelerate our ability to meet that goal.

- **I currently receive mail order prescriptions from Medco; will I now receive them from Express Scripts?**
- Nothing will change in the immediate term as a result of this announcement. The transaction is expected to close within the next 12 months, at which point we will carefully assess the best way to merge our pharmacy mail technology with minimum disruption to patients.

- **Who should I contact if I have further questions about the merger and my prescription medications?**
- Please contact your health insurance provider if you have further questions.

Click here to view factsheet [pdf]

EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS

Cautionary Note Regarding Forward-Looking Statements

This materialmay include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect,""intend," "plan,""believe,""project,""anticipate,""will,""may," "would" and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:

STANDARD OPERATING FACTORS

- Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;
- Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;
- Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;
- Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;
- Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;
- A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;
- Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;
- The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;
- The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;
- Changes in industry pricing benchmarks;
- Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;
- Our failure to execute on, or other issues arising under, certain key client contracts;

- The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;

TRANSACTION-RELATED FACTORS

- Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;
- The ability to obtain governmental approvals of the transaction with Medco;
- Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco;
- Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco;
- Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares;
- Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;
- The expected amount and timing of cost savings and operating synergies; and
- Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts' most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco's most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company in connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the "Merger"), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:

Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts' directors and executive officers is available in Express Scripts' definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco's directors and executive officers is available in Medco's definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.

Express Scripts and Medco Health Solutions Sign Definitive Agreement medco Home Clients Pharmacies Consumers Investors Regulatory Filings Press Room Contact Investors Click here to view factsheet [ pdf] Click here to view the Express Scripts Investor Relations page

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Express Scripts and Medco Health Solutions Sign Definitive Agreement medco Home Clients Pharmacies Consumers Investors Regulatory Filings Press Room Contact Express Scripts and Medco Health Solutions Sign Definitive Agreement Pross Room 07/21/2011 Express Scripts and Medco Health Solutions Sign Definitive Merger Agreement Broadcast Media Download B-Roll Here med co

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- Drug trend report 2010
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- Behavioral Science Can Increase Therapy Adherence. (March 1, 2010)
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- Express Scripts Unveils New Opportunities to Drive Down Healthcare Costs; Presents Five Studies at Academy of Managed Care Pharmacy Conference (October 13, 2010)
- Express Scripts Diabetes Study Shows Switch to Mail-Order Pharmacy Increases Medication Adherence and Lowers Healthcare Costs

EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS

Cautionary Note Regarding Forward-Looking Statements

This materialmay include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect,""intend," "plan,""believe,""project,""anticipate,""will,""may,""would" and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:

STANDARD OPERATING FACTORS

- Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;
- Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;
- Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;
- Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;
- Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;
- A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

- Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;
- The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;
- The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;
- Changes in industry pricing benchmarks;
- Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;
- Our failure to execute on, or other issues arising under, certain key client contracts;
- The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;

TRANSACTION-RELATED FACTORS

- Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;
- The ability to obtain governmental approvals of the transaction with Medco;
- Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco;
- Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco;
- Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares;
- Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;
- The expected amount and timing of cost savings and operating synergies; and
- Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts' most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco's most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Inc. (the "Merger"), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’sweb site at www.sec.gor-.. in addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Mackenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.

Contact Express Scripts Media Relations Brian Henry 314.684.6438 office David Whitrap 314.584.6514 office Express Scripts Investor Relations David Myers 314.810.3115 office